Exhibit 10.1

WAIVER OF SPECIFIC COVENANT DEFAULTS

October 23 2007

Cavalier Homes, Inc.
Cavalier Properties, Inc.
Cavalier Home Builders, LLC
Cavalier Real Estate Co., Inc.
Quality Housing Supply, LLC
CIS Financial Services, Inc.
BRC Components, Inc.
The Home Place, LLC
Ridge Point Manufacturing, LLC
32 Wilson Blvd., Suite 100
Addison, Alabama 35540

Re:
Loan and Security Agreement dated as of March 31, 2000, as amended, between First Commercial Bank, as Lender, and Cavalier Homes, Inc., Cavalier Properties, Inc., Cavalier Home Builders, LLC, Cavalier Real Estate Co., Inc., Quality Housing Supply, LLC, CIS Financial Services, Inc., BRC Components, Inc., The Home Place, LLC, and Ridge Point Manufacturing, LLC, as Borrowers (the “Loan Agreement”)

Ladies and Gentlemen:

Please be informed that First Commercial Bank (“Lender”) agrees to waive noncompliance by the above-referenced Borrower of the Event of Default caused or to be caused by noncompliance by Borrower with the covenant contained in Section 7.3(A)(4) of the Loan Agreement, which requires Borrower to maintain a minimum ratio of Consolidated Cash Flow to Debt Service.  This waiver is effective for the fiscal period ending December 31, 2007.

Our waiver applies only to the specific section set forth above for the point in time specified and shall be strictly construed.  No waiver of any future or additional noncompliance should be implied by this action, nor shall this action waive any other financial or other covenant contained in the Loan Agreement.  This waiver shall not act to alter or amend the current Loan Termination Date, which is set for April 15, 2008.

If you have questions regarding these matters, please do not hesitate to contact the undersigned.  Please execute below to confirm your acceptance of the terms on which this waiver is made.

Yours very truly,

FIRST COMMERCIAL BANK

By:	/s/ JAMES W. BRUNSTAD
Title:	Senior Vice President

ACKNOWLEDGED AND AGREED TO:

CAVALIER HOMES, INC., a Delaware corporation

By:	/s/ MICHAEL R. MURPHY
Print Name:	Michael R. Murphy
Title:	Vice President

CAVALIER PROPERTIES, INC., a Delaware corporation

By:	/s/ MICHAEL R. MURPHY
Print Name:	Michael R. Murphy
Title:	President

CAVALIER HOME BUILDERS, LLC, a Delaware limited liability company

By:	/s/ MICHAEL R. MURPHY
Print Name:	Michael R. Murphy
Title:	President

CAVALIER REAL ESTATE CO., INC., a Delaware corporation

By:	/s/ MICHAEL R. MURPHY
Print Name:	Michael R. Murphy
Title:	President

QUALITY HOUSING SUPPLY, LLC, a Delaware limited liability company

By:	/s/ MICHAEL R. MURPHY
Print Name:	Michael R. Murphy
Title:	Vice President

CIS FINANCIAL SERVICES, INC., an Alabama corporation

By:	/s/ HEATHER L. YORK
Print Name:	Heather L. York
Title:	Secretary

BRC COMPONENTS, INC., an Alabama corporation

By:	/s/ MICHAEL R. MURPHY
Print Name:	Michael R. Murphy
Title:	Secretary

THE HOME PLACE, LLC, an Alabama limited liability company

By:	/s/ MICHAEL R. MURPHY
Print Name:	Michael R. Murphy
Title:	Vice President

RIDGE POINTE MANUFACTURING, LLC, an Alabama limited liability company

By:	/s/ MICHAEL R. MURPHY
Print Name:	Michael R. Murphy
Title:	Managing Member